FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 25, 2003

                   Structured Asset Mortgage Investments, Inc.
                Mortgage Pass-Through certificates, Series 1998-6
             (Exact name of registrant as specified in its charter)



   Delaware                    33-44658                  13-3633241
(State or other     (Commission File Number)   (IRS Employer Identification No.)
 jurisdiction of
 incorporation)



                  383 Madison Avenue, New York, New York 10167
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 272-2000



                                 Not Applicable
         (Former name or former address, if changed since last report.)

Item 5.       Other Events.


1. A distribution was made to the Certificateholders of Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-6, on June 25, 2003. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage Investments, Inc., as Seller, and Norwest Bank Minnesota, National Association as Trustee. Complete Certificateholder report of the underlying Securities may be obtained from the trustee, Norwest Bank Minnesota, National Association.



Item 7.       Financial Statements and Exhibits.


      c) Exhibits.


          (28.50)         June 25, 2003 - Information on Distribution to
                                         Certificateholders.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Structured Asset Mortgage Investments, Inc.
                                                 (Registrant)






Date:  July 10, 2003               By: /s/ Joseph Jurkowski Jr.
                                       Joseph Jurkowski Jr.
                                       Vice President/Asst.Secretary

                   Structured Asset Mortgage Investments, Inc.
                                    FORM 8-K


                                 CURRENT REPORT


                                  Exhibit Index




Exhibit No.              Description


  (28.50)                June 25, 2003 - Information on Distribution to
                                        Certificateholders

            June 25, 2003 - INFORMATION ON DISTRIBUTION EXHIBIT 28.50
                              TO CERTIFICATEHOLDERS



                  Structured Asset Mortgage Investments, Inc.
               Mortgage Pass-Through Certificates, Series 1998-6



              Original           Beginning        Pass Thru         Principal        Interest         Total         Ending Cert./
  Class         Balance          Cert. Bal.           Rate          Dist. Amt.       Dist. Amt.        Dist.         Notional Bal.
A-I           $104,596,000.00    $20,161,544.58      4.76878000%       $769,147.28     $80,121.64      $849,268.92    $19,392,397.30
A-II            55,407,900.00     15,256,101.35      5.16503000%        355,499.54      65,665.18       421,164.72     14,900,601.81
A-III           47,237,500.00     10,727,369.83      5.19109000%        780,198.35      46,405.62       826,603.97      9,947,171.48
A-IV            28,018,400.00      6,534,753.77      4.72713000%        403,482.27      25,742.19       429,224.46      6,131,271.50
A-V             29,173,900.00      7,366,640.08      5.46093000%        202,935.56      33,523.92       236,459.48      7,163,704.52
B-1              7,089,300.00      4,945,391.65      5.00472501%        155,784.81      20,625.27       176,410.08      4,789,606.84
B-2              3,544,600.00      2,472,660.94      5.00472501%         77,891.31      10,312.49        88,203.80      2,394,769.63
B-3              2,126,800.00      1,483,624.45      5.00472501%         46,735.66       6,187.61        52,923.27      1,436,888.79
B-4              2,552,100.00      1,780,307.51      5.00472501%         56,081.48       7,424.96        63,506.44      1,724,226.03
B-5              1,559,600.00      1,087,954.05      5.00472501%         34,271.65       4,537.43        38,809.08      1,053,682.40
B-6              2,269,086.60      1,466,209.22      5.00472501%         46,186.85       6,600.85        52,787.70      1,420,022.37
R-1                     50.00                 0      4.76878000%              0.00           0.00             0.00              0.00
R-2                     50.00                 0      4.76878000%              0.00           0.00             0.00              0.00

Total         $283,575,286.60    $73,282,557.43                      $2,928,214.76    $307,147.16    $3,235,361.92    $70,354,342.67


               Beginning                                              Ending
              Certificate         Principal         Interest        Certificate
  Class          Factor         Distribution      Distribution         Factor

A-I                0.19275636         7.3535057        0.7660106         0.1854029
A-II               0.27534163         6.4160443        1.1851231         0.2689256
A-III              0.22709436        16.5165038        0.9823894         0.2105779
A-IV               0.23323080        14.4006178        0.9187602         0.2188302
A-V                0.25250790         6.9560655        1.1491066         0.2455518
B-1                0.69758533        21.9746492        2.9093521         0.6756107
B-2                0.69758532        21.9746403        2.9093523         0.6756107
B-3                0.69758532        21.9746380        2.9093521         0.6756107
B-4                0.69758533        21.9746405        2.9093531         0.6756107
B-5                0.69758531        21.9746409        2.9093550         0.6756107
B-6                0.64616715        20.3548203        2.9090340         0.6258123
R-1                0.00000000         0.0000000        0.0000000         0.0000000
R-2                0.00000000         0.0000000        0.0000000         0.0000000




Delinquency Status
                                 1 Month       2 Months      3+ Months     Foreclosure     Bankruptcy         REO            Total
                          ---------------------------------------------------------------------------------------------------------
Loan Group 1
# of Loans                             4             2              0             0               3              0               9
Sched. Prin Bal               334,040.71    128,140.13           0.00          0.00      261,776.59           0.00      723,957.43

Loan Group 2
# of Loans                             3             1              2             0               4              1              11
Sched. Prin Bal               161,966.75    164,012.78      97,542.01          0.00      431,517.33      73,901.00      928,939.87

Loan Group 3
# of Loans                             0             0              0             0               1              0               1
Sched. Prin Bal                     0.00          0.00           0.00          0.00      558,683.12           0.00      558,683.12

Loan Group 4
# of Loans                             0             0              0             0               0              0               0
Sched. Prin Bal                     0.00          0.00           0.00          0.00            0.00           0.00            0.00

Loan Group 5
# of Loans                             5             2              0             1               2              0              10
Sched. Prin Bal               307,036.55    106,807.14           0.00    153,879.78      124,206.47           0.00      691,929.94

Total
# of Loans                            12             5              2             1              10              1              31
Sched. Prin Bal               803,044.01    398,960.05      97,542.01    153,879.78    1,376,183.51      73,901.00    2,903,510.36



REO Properties
                                            Aggregate         Proceeds         Collateral
                                            Liquidation       Allocable          Support         Appraised
Loan Number                                 Proceeds      to Certificate        Deficit            Value
No REO Properties                               0                  0                 0                0
No REO Properties                               0                  0                 0                0



Advance Information                      Group 1                Group 2         Group 3           Group 4      Group 5       Total
Monthly P&I Advances                            0                  0                 0                0             0         0
Compensating Interest Pmts                   0.00               0.00              0.00             0.00          0.00         0


Available Distribution Amount                                       3,234,876.05

Collateral Information:                                                         Current Period
                                                       Closing            Beginning          Ending
Stated Principal Balance                              283,575,286.60     73,282,557.43    70,354,342.67
Actual Principal Balance                                                                  70,565,752.68
Loan Count                                                                         875              851

Gross WAC                                                              5.407820%
Net WAC                                                                5.021570%

Servicing and Trustee Fees:

Aggregate Amount of servicing compensation paid to Master Servicer     22,900.80
Trustee Fees                                                              687.02
Other Trust Expenses                                                        0.00






Additional Reporting Information
                                                                                          Cash Deposit
Mortgage   Beg Loan  Beg Scheduled    Scheduled      Principal   Deferred    Amt Price   Ins Net Liquid                     Ending
Loan Grp   Count      Balance         Principal     Prepayments  Interest   Prchd loan     Proceeds     End Sch Balance   Loan Count
1          346     $25,214,938.15   $103,607.96     $807,710.20   $0.00        $0.00         $0.00       $24,303,619.99       339
2          267      18,031,086.62     70,253.28      334,689.83    0.00         0.00          0.00        17,626,143.51       262
3           52      13,188,082.28     43,590.24      865,917.56    0.00         0.00          0.00        12,278,574.48        48
4           31       7,973,694.00     28,340.99      439,777.74    0.00         0.00          0.00         7,505,575.27        29
5          179       8,874,747.51     35,938.42      198,388.75    0.00         0.00          0.00         8,640,420.34       173

Total      875     $73,282,548.56   $281,730.89   $2,646,484.08   $0.00        $0.00         $0.00       $70,354,333.59       851
